SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 14, 2002

                                  VENTAS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware               1-10989                  61-1055020
        ---------------          -----------           -------------------
        (State or other          (Commission             (IRS Employer
        jurisdiction of          File Number)          Identification No.)
        incorporation)



        4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642
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               (Address of principal executive offices)       (Zip Code)

                                 (502) 357-9000
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events.
        ------------

     On October 14, 2002, the Board of Directors of Ventas, Inc. (the "Company") granted a waiver (the "Waiver") from the 9% ownership limitation provisions of
Article XII of the Company's Certification of Incorporation, as amended, to Cohen & Steers Capital Management, Inc. ("C&S"), an investment advisor registered under the Investment Advisers Act of 1940, C&S's investment advisory clients (the "Advisory Clients") and any other person who would constitute, along with C&S and any of the Advisory Clients, a "group" as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (collectively, the "C&S Group"). Under the Waiver, the C&S Group may beneficially own, in the aggregate, up to 12.50%, in number of shares or value, of the common stock of the Company on the terms and subject to the conditions set forth in the Waiver. The Waiver is included as Exhibit 99.1 to this Current Report on Form 8-K.

     Concurrently with the execution of the Waiver, the Company amended (the "Seventh Amendment") its rights agreement, dated as of July 20, 1993 (as amended, the "Rights Agreement"), between the Company and National City Bank, as Rights Agent, as amended by the First Amendment to Rights Agreement, dated as of August 11, 1995, as amended by the Second Amendment to Rights Agreement, dated as of February 1, 1998, as amended by the Third Amendment to Rights Agreement, dated as of July 27, 1998, as amended by the Fourth Amendment to Rights Agreement, dated as of April 15, 1999, as amended by the Fifth Amendment to the Rights Agreement, dated as of December 15, 1999, and as amended by the Sixth Amendment to Rights Agreement, dated as of May 22, 2000.

     The Seventh Amendment excludes the C&S Group from the definition of "Acquiring Person" under the Right Agreement until such time as the Cohen & Steers Group becomes the Beneficial Owner of more than 12.50% of the then outstanding shares of common stock of the Company. The Seventh Amendment is incorporated by reference as Exhibit 99.2 to this Current Report on Form 8-K.

                           FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust ("REIT"), plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain,


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and stockholders must recognize that actual results may differ from the
Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission (the "Commission"). Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare, Inc. ("Kindred") and certain of its affiliates to continue to meet and/or perform their obligations under their contractual arrangements with the Company and the Company's subsidiaries, including without limitation the lease agreements and various agreements (the "Spin Agreements) entered into by the Company and Kindred at the time of the Company's spin-off of Kindred on May 1, 1998 (the "1998 Spin Off"), as such agreements may have been amended and restated in connection with Kindred's emergence from bankruptcy on April 20, 2001, (b) the ability and willingness of Kindred to continue to meet and/or perform its obligation to indemnify and defend the Company for all litigation and other claims relating to the healthcare operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future healthcare reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of the Company's interest rate swap agreements and the ability of the Company to satisfy its obligation to post cash collateral if required to do so under one of these interest rate swap agreements, (m) the ability and willingness of Atria, Inc. ("Atria") to continue to meet and honor its contractual arrangements with the Company and Ventas Realty Limited Partnership, entered into in connection with the Company's spin-off of its assisted living operations and related assets and liabilities to Atria in August 1996, (n) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, including without limitation, the risk that the Company may fail to qualify as a REIT due to its ownership of common stock in Kindred, (o) the outcome of the audit being conducted by the Internal Revenue Service for the Company's tax years ended December 31, 1997 and 1998, (p) final determination of the Company's taxable net income for the year ended December 31, 2002, (q) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants and (r) the value of the Company's common stock in Kindred and the limitations on the ability of the Company to sell, transfer or otherwise dispose of its common stock in Kindred arising out of the


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securities laws and the registration rights agreement the Company entered into with Kindred and certain of the holders of the common stock in Kindred. Many of such factors are beyond the control of the Company and its management.


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     Item 7. Financial Statements and Exhibits.
             ---------------------------------

          (a) Financial statements of businesses acquired.

                    Not applicable.

          (b) Pro forma financial information.

                    Not applicable.

          (c) Exhibits:

                    99.1 Letter Agreement relating to a waiver of the provisions of Article XII of the Certificate of Incorporation of the Company in favor of Cohen & Steers Capital Management, Inc., dated October 14, 2002.

                    99.2 Seventh Amendment to Rights Agreement, dated as of October 14, 2002, between the Company and National City Bank, as Rights Agent (incorporated herein by reference to Exhibit 8 to Registration Statement on Form 8-A/A filed on October 16, 2002).


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  VENTAS, INC.
                                  (Registrant)

Date:  October 16, 2002



                                  By:  /s/ T. Richard Riney
                                       ------------------------------------
                                       Name:   T. Richard Riney
                                       Title:  Executive Vice President and
                                               General Counsel


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                                  EXHIBIT INDEX

            Exhibit                 Description
            -------                 -----------

            99.1 Letter Agreement relating to a waiver of the provisions of Article XII of the Certificate of Incorporation of the Company in favor of Cohen & Steers Capital Management, Inc., dated October 14, 2002.

            99.2 Seventh Amendment to Rights Agreement, dated as of October 14, 2002, between the Company and National City Bank, as Rights Agent (incorporated herein by reference to Exhibit 8 to Registration Statement on Form 8-A/A filed on October 16, 2002).